Exhibit 77C
          Kemper Adjustable Rate U.S. Government fund
          Form N-SAR for the period ended 02/28/98
          File No. 811-5195
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -------------
                       FOR              5,610,204.146
                       WITHHELD            47,024.277

                   Lewis A. Burnham

                       Vote             Number
                       ----             -------------
                       FOR              5,611,588.146
                       WITHHELD            45,640.277

                   Donald L. Dunaway

                       Vote             Number
                       ----             -------------
                       FOR              5,611,588.146
                       WITHHELD            45,640.277

                   Robert B. Hoffman

                       Vote             Number
                       ----             -------------
                       FOR              5,611,588.146
                       WITHHELD            45,640.277


























          Exhibit 77C
          Kemper Adjustable Rate U.S. Government Fund
          Form N-SAR for the period ended 02/28/98
          File No. 811-5195
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -------------
                       FOR              5,610,876.442
                       WITHHELD            46,351.981

                   Shirley D. Peterson

                       Vote             Number
                       ----             -------------
                       FOR              5,608,996.146
                       WITHHELD            48,232.277

                   Daniel Pierce

                       Vote             Number
                       ----             -------------
                       FOR              5,606,482.942
                       WITHHELD            50,745.481

                   William P. Sommers

                       Vote             Number
                       ----             -------------
                       FOR              5,611,588.146
                       WITHHELD            45,640.277

                  Edmond D. Villani

                       Vote             Number
                       ----             -------------
                       FOR              5,606,656.965
                       WITHHELD            50,571.458


























          Exhibit 77C
          Kemper Adjustable Rate U.S. Government Fund
          Form N-SAR for the period ended 02/28/98
          File No. 811-5195
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -------------
                       FOR              5,594,416.548
                       AGAINST             14,699.323
                       ABSTAIN             48,112.552


          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -------------
                       FOR              4,745,574.317
                       AGAINST             30,132.894
                       ABSTAIN            246,039.212
                       BROKER NON-VOTES   635,482.000

          Item 4:  New 12b-1 Distribution Plan (B shares)

                       Vote             Number
                       ----             -------------
                       FOR                572,892.286
                       AGAINST              1,248.956
                       ABSTAIN              4,661.354
                       BROKER NON-VOTES    27,167.000

                   New 12b-1 Distribution Plan (C shares)

                       Vote             Number
                       ----             -------------
                       FOR                 68,994.738
                       AGAINST                   .000
                       ABSTAIN              3,232.096
                       BROKER NON-VOTES    72,226.834

























          Exhibit 77C
          Kemper Adjustable Rate U.S. Government Fund
          Form N-SAR for the period ended 02/28/98
          File No. 811-5195
          Page 4

          Item 5.  Approve changes in investment policies

                       Vote             Number
                       ----             -------------
                       FOR               4,575,958.747
                       AGAINST             109,270.416
                       ABSTAIN             445,800.879